UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Medical Information Technology, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
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MEDICAL INFORMATION TECHNOLOGY, INC.
2017 CHAIRMAN'S LETTER TO SHAREHOLDERS

To our Shareholders:

For 2016 combined product and service revenue was $462.3M, operating income was $69.9M and net income was $72.9M, down 2.8%, up 4.1% and up 4.0% respectively compared to the prior year.

Our Mobile Web Ambulatory product continues to gain stability and traction in the marketplace, our implementation methods have evolved, and our platform specific service teams have merged into a single organization all preparing to support our Web EHR. We enter 2017 with new marketing messages and an energetic sales team after completing one of our strongest booking quarters in Q4 2016. Continuing our Web EHR strategy, Mobile Web Acute and Mobile Web Emergency Department have gone live at our first site. Throughout this year additional early adopters will include new and existing customers, from multiple product lines, and multiple size organizations. The experience we gain in the coming months well prepares us for general release later this year, with an industry best, cutting edge, value based product.

We ended the year with about 3,700 staff members. We extend our gratitude to all those whose efforts produced these results:
  to those who design and develop our products,
  to those who market and sell our products and services,
  to those who install our products and provide our services, to those who send out the bills and collect the money, and to the clerical, administrative and maintenance staffs supporting the above.
In addition, we thank MEDITECH's Officers and managers for their efforts, dedication and loyalty as well as MEDITECH's Board members for their valued advice and active participation.

In July of last year the Board voted to accept the resignation of Roland L. Driscoll as a Director and to simultaneously elect his successor, Stuart N. Lefthes, as a Director.

We provide herein the Formal Notice for the upcoming Annual Meeting of Shareholders, the Proxy Statement and the 2016 Annual Report on Form 10-K, which includes MEDITECH's Audited Financial Statements for the year just ended. Your individual Proxy Page and Statement of Stock Ownership as of March 24, 2017, is included in this distribution. We appreciate our Shareholder support and look forward to seeing you at the 2017 Annual Meeting on Monday, April 24, 2017.

A. Neil Pappalardo
Chairman
March 24, 2017

MEDICAL INFORMATION TECHNOLOGY, INC.
FORMAL NOTICE OF THE 2017 ANNUAL MEETING

To the Shareholders of Medical Information Technology, Inc.:

The 2017 Annual Meeting of Shareholders of Medical Information Technology, Inc. will be held at its corporate office, 1 Constitution Way, Foxborough, Massachusetts 02035, on Monday, April 24, 2017 at 8:30am for the following purposes:
  to consider and act upon a proposal to elect a Board of six Directors for the ensuing year to serve until the 2018 Annual Meeting of Shareholders and thereafter until their successors are chosen and qualified, to consider and act upon a proposal to ratify the selection of Wolf & Company as MEDITECH's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017, to consider and act upon a non-binding resolution to approve the compensation of MEDITECH's named executive officers, to consider and act upon a non-binding resolution to select the frequency of a shareholder vote to approve the compensation of MEDITECH's named executive officers, and to consider and act upon any other matter which may properly come before the Annual Meeting or any adjournment thereof.
Shareholders may visit our webpage at www.meditech.com/shareholder/reports.html to access the Proxy Statement, the Proxy Page, the 2016 Annual Report on Form 10-K and other SEC filings.

By order of the Board of Directors

Shannon M. Connell, Secretary
Westwood, Massachusetts
March 24, 2017

MEDICAL INFORMATION TECHNOLOGY, INC.
2017 PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Medical Information Technology, Inc. ("MEDITECH") for use at the 2017 Annual Meeting of Shareholders to be held at its corporate office, 1 Constitution Way, Foxborough, Massachusetts 02035, on Monday, April 24, 2017 at 8:30am, and any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Formal Notice of the 2017 Annual Meeting.

RECORD DATE

The Board has fixed the close of business on March 24, 2017 as the record date for the determination of Shareholders of MEDITECH's common stock entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the "Record Date"). As of the Record Date there were 37,190,854 shares of common stock issued and outstanding and each such share is entitled to one vote on each proposal presented at the Annual Meeting.

ANNUAL REPORT TO SHAREHOLDERS

This Proxy Statement and the enclosed Proxy Page, along with the 2016 Annual Report on Form 10-K, which includes MEDITECH's Audited Financial Statements for the year just ended, is being disseminated to all Shareholders on March 24, 2017. MEDITECH will provide additional copies free of charge to its Shareholders upon request. Such requests should be directed to Shannon M. Connell, Secretary, Medical Information Technology, Inc., MEDITECH Circle, Westwood MA 02090. In addition, Shareholders may visit our webpage at www.meditech.com/shareholder/reports.html to access the Proxy Statement, the Proxy Page, the 2016 Annual Report on Form 10-K and other SEC filings.

QUORUM

A quorum of Shareholders is necessary to hold a valid Annual Meeting. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum. If you have returned a properly signed Proxy Page, you will be considered present at the meeting and part of the quorum. Abstentions are counted as shares present at the meeting in determining whether a quorum exists.

SOLICITATION OF PROXIES

This solicitation of proxies for use at the Annual Meeting is being made by the Board. The cost of soliciting proxies will be borne by MEDITECH. Proxies may be solicited, in person or by telephone, by Officers and regular employees of MEDITECH, who will receive no compensation for their services other than their normal salaries.

VOTING OF PROXIES

You can vote on matters which come before the Annual Meeting either by signing and returning the enclosed Proxy Page or by coming to the Annual Meeting and voting by ballot there.

If you sign and return the Proxy Page, the individuals named as proxies will vote your shares following your directions. If you do not make specific choices, the proxies will vote your shares for the election of each of the nominees for Director and for the ratification of the selection of Wolf & Company as MEDITECH's Independent Registered Public Accounting Firm for 2017. If any other matters are presented for action at the Annual Meeting, the proxies will vote your shares in their discretion. At the time this Proxy Statement was prepared, the Board of Directors knew of no matters to be voted on at the Annual Meeting other than those discussed in this Proxy Statement.

You may revoke your proxy after you have signed and returned it at any time before the proxy is voted at the Annual Meeting. There are three ways to revoke your proxy: (1) you may send in another Proxy Page with a later date; (2) you may notify MEDITECH's Secretary in writing before the Annual Meeting that you have revoked your proxy; or (3) you may vote in person by ballot at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed Proxy Page and return it promptly. If you do attend the Annual Meeting, you may vote your shares by ballot even though you have sent in your Proxy Page. However, simply attending the Annual Meeting will not revoke your proxy if you do not vote by ballot at the Annual Meeting.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS

The Board of Directors has nominated A. Neil Pappalardo, Lawrence A. Polimeno, Howard Messing, Edward B. Roberts, Barbara A. Manzolillo and Stuart N. Lefthes for election as the six Directors at the 2017 Annual Meeting. The Board expects all nominees to attend the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR ALL SIX NOMINEES LISTED ABOVE.

The affirmative vote of the holders of a plurality of the shares of common stock present or represented by proxy and voting at the Annual Meeting will be required to elect each of the nominees as a Director. If you vote for specific nominees rather than all of them, your vote will count for only those selected. You may withhold authority to vote for the nominees by indicating "NONE OF THE ABOVE" on your Proxy Page, in which case your vote will not count for any nominee. Each of the nominees has agreed to serve as a Director if elected, and MEDITECH has no reason to believe any nominee will be unable to serve. However, if any nominee should become unavailable, your shares will, to the extent they were to be voted in favor of such nominee, be voted for another nominee, if any, proposed by the Board.

COMMUNICATION WITH THE BOARD

MEDITECH Shareholders may recommend candidates to the Board for future consideration as potential Directors by submitting their names and appropriate background and biographical information. This information should be provided prior to the January Board meeting for the Board to have the opportunity to consider these candidates in the same manner as it considers other Board candidates.

MEDITECH Shareholders may send communications to the full Board or to specific Directors in care of Shannon M. Connell, Secretary, Medical Information Technology, Inc., MEDITECH Circle, Westwood MA 02090. The Secretary will forward copies of such communications directly to the full Board or to specific Directors as requested.

DIRECTORS, EXECUTIVE OFFICERS OF THE COMPANY AND CORPORATE GOVERNANCE

All Directors are elected each year at the Annual Meeting of Shareholders. All Officers are elected at the first meeting of the Board following the Annual Meeting of Shareholders and hold office for one year. The positions held by each Director and Officer of MEDITECH on March 24, 2017, are shown below. There are no family relationships among the following persons.

Director or Officer	Age	Position with MEDITECH

A. Neil Pappalardo	74	Chairman and Director
Lawrence A. Polimeno	75	Vice Chairman and Director
Howard Messing	64	President, Chief Executive Officer and Director
Barbara A. Manzolillo	64	Treasurer, Chief Financial Officer and Director
Edward B. Roberts	81	Director
Stuart N. Lefthes	64	Director
Michelle I. O'Connor	51	Executive Vice President and Chief Operating Officer
Hoda Sayed-Friel	59	Executive Vice President
Helen M. Waters	52	Executive Vice President
Christopher J. Anschuetz	64	Senior Vice President
Robert G. Gale	70	Senior Vice President
Steven B. Koretz	65	Senior Vice President
Leah L. Farina	49	Vice President
Scott M. Radner	52	Vice President
James W. Merlin	57	Controller and Chief Accounting Officer

The address of all Officers and Directors is in care of Medical Information Technology, Inc., MEDITECH Circle, Westwood, MA 02090. The following is a description of the business experience during the past five years of each Director and Officer.

A. Neil Pappalardo, the founder and Chairman of MEDITECH, was its Chief Executive Officer until 2010, and has been a Director since 1969.

Lawrence A. Polimeno has been the Vice Chairman of MEDITECH since 2002, was its President and Chief Operating Officer prior to that, has been a Director since 1985, and has been with MEDITECH since 1969.

Howard Messing has been the President and Chief Executive Officer of MEDITECH since 2010, was its President and Chief Operating Officer prior to that, has been a Director since 2011, and has been with MEDITECH since 1974.

Barbara A. Manzolillo has been a Director since 2016, is the Treasurer and Chief Financial Officer since 1996, and has been with MEDITECH since 1975.

Edward B. Roberts, co-founder of MEDITECH, is the David Sarnoff Professor of Management of Technology at the Sloan School of Management at the Massachusetts Institute of Technology, and has been a Director since 1969. He is also a Director of Sohu.com Inc.

Stuart N. Lefthes has been a Director since 2016, retired as the Senior Vice President of Sales in 2016, and had been with MEDITECH since 1983.

Michelle I. O'Connor has been the Executive Vice President and Chief Operating Officer since 2016, was Executive Vice President of Product Development prior to that, and has been with MEDITECH since 1988.

Hoda Sayed-Friel has been the Executive Vice President of Strategy and Client Services since 2012, was the Vice President of Marketing prior to that, and has been with MEDITECH since 1986.

Helen M. Waters has been the Executive Vice President of Sales and Marketing since 2016, was a Vice President of Customer Service prior to that, and has been with MEDITECH since 1990.

Christopher J. Anschuetz has been the Senior Vice President of Technology since 2011, was a Vice President prior to that, and has been with MEDITECH since 1975.

Robert G. Gale has been the Senior Vice President of Product Development since 2007, was a Vice President prior to that, and has been with MEDITECH since 1976.

Steven B. Koretz has been the Senior Vice President of Client Services since 2012, was a Vice President prior to that, and has been with MEDITECH since 1982.

Leah L. Farina has been the Vice President of Client Services since 2010, was a Senior Manager prior to that, and has been with MEDITECH since 1989.

Scott M. Radner has been the Vice President of Technology since 2011, was a Senior Manager prior to that, and has been with MEDITECH since 1990.

James W. Merlin has been the Controller and Chief Accounting Officer since 2016, was the Controller prior to that, and has been with MEDITECH since 1986.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors oversees MEDITECH's business and financial activities and monitors the performance of management, but is not involved in the day-to-day operations. The Directors review MEDITECH's performance, processes and controls, key policies, legal and regulatory requirements, ethical conduct and new or unusual transactions. The Directors are actively involved in oversight of business and financial risks which could affect MEDITECH. The Board receives regular quarterly reports from Officers which cover topics such as financial, technological, regulatory and reputation risk. The Directors meet regularly with the CEO, the CFO, other Officers; read reports and other materials; and participate in Board and committee meetings. The Board consists of 6 members. During 2016 the Board held 4 regularly scheduled quarterly meetings and all 6 then-current members attended all 4 meetings. Messrs. Roberts and Lefthes are "independent" as defined by the rules of the NYSE and NASDAQ.

The Board of Directors does not have an Audit Committee. Ms. Manzolillo is a financial expert within the meaning of applicable rules under the Securities Exchange Act of 1934, as amended. The Board has selected Mr. Lefthes as its representative to meet quarterly with MEDITECH's Independent Registered Public Accounting firm to review accounting practices and advise MEDITECH's CFO.

The Board of Directors does not have a Compensation Committee. Instead, the full Board, because of its small size, carries out the duties of this Committee. The Board annually determines the total amount of the Staff Bonus and the contribution to the MEDITECH Profit Sharing Trust. Once a year the full Board meets with all the Officers to review their performance and responsibilities. The Board annually sets the compensation for each of the Officers.

The Board of Directors does not have a Nominating Committee. The Board considers a broad range of characteristics related to qualifications, background and diversity of nominees based on MEDITECH's current business needs. The Board has not adopted written guidelines regarding nominees for Director.

The Charitable Contribution Committee consists of Messrs. Pappalardo, Polimeno and Messing. This committee meets at least 6 times a year to review the criteria for the year's charitable contribution program, meets and evaluates each organization under consideration and determines the amount to be contributed to each organization for the year. During December 2016 the committee contributed $790,000 to 40 cultural, educational and social service organizations primarily within the greater Boston area.

During 2016 the members of the Board of Directors who were not Officers of MEDITECH received a fee of $8,000 for each quarterly meeting fully attended, with such fee being deemed to also cover any special meetings, conference or committee time, and incidental expenses expended by such directors on behalf of MEDITECH.

During 2005 a Code of Ethical Conduct was created by management and adopted by the Board of Directors in an effort to outline the principles established at MEDITECH which help guide the actions of its staff, Officers and Directors. This Code sets forth ethical standards of conduct for all to follow and provides a framework for decision-making. This Code is intended to promote proper conduct at all levels of business in compliance with all applicable laws and regulations as well as to deter wrongdoing. These guiding principles are designed to propel MEDITECH forward towards future success in a continued tradition of "ingenuity delivered with integrity" in all of our business relationships. The Code of Ethical Conduct is available on MEDITECH's web site and any waiver for senior management will be disclosed there as well.

EXECUTIVE COMPENSATION

There are no employment contracts providing for continued compensation in effect for any Officer of MEDITECH. MEDITECH has no Stock Award programs, no Stock Option programs and no Non-equity Incentive plans. The compensation received by MEDITECH's Chief Executive Officer, Chief Financial Officer and the three most highly compensated other Officers for the past 3 years ended December 31 is summarized in the following table. The deferred columns represent, respectively, the annual increase in the individual's balance in the MEDITECH Profit Sharing Plan and the individual's share of MEDITECH's annual contribution to this Plan.

Name and Position	Year	Salary	Bonus	Deferred	Deferred	Total

Howard Messing	2016	$432,000	$16,991	$67,468	$3,780	$520,239
President, Chief Executive	2015	360,000	19,377	61,265	3,785	444,427
Officer and Director	2014	300,000	624,042	69,401	4,382	997,825

Barbara A. Manzolillo	2016	$408,000	$16,991	$67,468	$3,780	$496,239
Treasurer, Chief Financial	2015	300,000	19,377	61,265	3,785	384,427
Officer and Director	2014	252,000	374,042	69,401	4,382	699,825

Michelle I. O'Connor	2016	$384,000	$16,991	$41,431	$3,780	$446,202
Executive Vice President	2015	264,000	194,377	35,231	3,785	497,393
and Chief Operating Officer	2014	216,000	374,042	37,035	4,382	631,459

Hoda Sayed-Friel	2016	$384,000	$16,991	$64,680	$3,780	$469,451
Executive Vice President	2015	264,000	194,377	55,124	3,785	517,286
	2014	216,000	374,042	58,108	4,382	652,532

Helen M. Waters	2016	$384,000	$16,991	$45,213	$3,780	$449,984
Executive Vice President	2015	264,000	194,377	38,467	3,785	500,629
	2014	216,000	374,042	40,464	4,382	634,888

Annual Cash Bonus: MEDITECH pays a Staff Bonus to all staff members, including Officers, in recognition of services rendered by them during each calendar year. The individual portion of the Staff Bonus payable to each recipient is determined by prorating the sum of the recipient's prior five years of cash compensation capped at $600,000. In the above table certain Officers received an Officer bonus in prior years.

Profit Sharing Plan: MEDITECH maintains a qualified defined contribution plan for all of MEDITECH's staff known as the Medical Information Technology, Inc. Profit Sharing Plan. All of the staff who have completed one year of service participate in the Plan. The Board of Directors sets the annual contribution, which is allocated in proportion to total compensation of all eligible members for the Plan year capped at $100,000. No allocation is allowable under this Plan to owners of 10% or more of MEDITECH's common stock. Contributions by members are not permitted. Benefits under the Plan are considered deferred compensation and become fully vested after five years of continuous service with MEDITECH. Members who have at least 20 years of service or who have incurred financial hardship may make in-service withdrawals. Lump sum cash payment is made upon retirement, death, disability or termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of March 24, 2017 with respect to the shares of common stock beneficially owned by each person known by MEDITECH to own more than 5% of MEDITECH's outstanding common stock, each Director of MEDITECH, each Executive Officer named in the Compensation Table and by all Directors and Officers of MEDITECH as a group. The number of shares beneficially owned is determined according to rules of the Securities and Exchange Commission. Under such rules, a person's beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power.

Name of	Number of Shares	Percentage
Shareholder,	of Common Stock	of Shares of
Director or Officer	Beneficially Owned	Common Stock

A. Neil Pappalardo*	16,393,348	44.08%
MEDITECH Profit Sharing Trust*	6,492,594	17.46%
Ruderman Group	3,666,040	9.86%
Curtis W. Marble	2,500,000	6.72%
Grossman Group	2,061,144	5.54%
Lawrence A. Polimeno	975,000	2.62%
Edward B. Roberts	676,879	1.82%
Howard Messing	405,000	1.09%
Barbara A. Manzolillo	195,000	0.52%
Stuart N. Lefthes	113,000	0.30%
Helen M. Waters	39,200	0.11%
Hoda Sayed-Friel	27,100	0.07%
Michelle I. O'Connor	21,000	0.06%
15 Directors and Officers as a Group*	19,173,852	51.56%

*The number of shares indicated for Mr. Pappalardo includes the shares owned by the MEDITECH Profit Sharing Trust. Mr. Pappalardo is the sole Trustee of the MEDITECH Profit Sharing Trust and therefore has the power to vote its shares in addition to his own 9,900,754 shares. Likewise the number of shares indicated for the 15 Directors and Officers as a Group includes the shares owned by the MEDITECH Profit Sharing Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During 2016, certain Section 16(a) filing requirements were filed late. To MEDITECH's knowledge, based solely on a review of the reports given to MEDITECH, other Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater-than-10% shareholders have been satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No additional shares of MEDITECH stock were purchased from MEDITECH by any Director or Officer in 2014, 2015 or 2016.

PROPOSAL TWO: TO RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Wolf & Company as MEDITECH's Independent Registered Public Accounting Firm for the year ending December 31, 2017. The Board does not expect a representative of Wolf & Company to be present at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR PROPOSAL TWO AND RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of the selection of the Independent Registered Public Accounting Firm requires the affirmative vote of a majority of the shares voting on the matter. For this purpose, abstentions will not have any effect on the vote.

During 2016, audit and non-audit services included auditing MEDITECH's financial statements, reviewing unaudited quarterly financial information, and discussing various accounting, tax, and regulatory matters. Fees paid or to be paid for such services for the three years ended December 31 are as follows:

	2014	2015	2016

Annual audit and quarterly reviews	$250,000	$265,000	$282,500
Audit related to Profit Sharing Trust	17,500	22,000	23,000

	$267,500	$287,000	$305,500

It is the policy of the Board of Directors to approve all audit and non-audit services to be provided to MEDITECH by its Independent Registered Public Accounting Firm and the above amounts were so approved.

NON-BINDING RESOLUTION THREE: TO APPROVE THE COMPENSATION OF MEDITECH'S NAMED EXECUTIVE OFFICERS

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), the Board of Directors is submitting for shareholder consideration the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers as described and summarized on page 7 of this proxy statement.

Accordingly, the resolution will not have any binding legal effect regardless of whether or not it is approved and may not be construed as overruling a decision by MEDITECH or the Board of Directors or to create or imply any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution primarily relates to compensation of our named executive officers that has already been paid, there is generally no opportunity for us to revisit those decisions.

MEDITECH has five named executive officers, Mr. Messing, Ms. Manzolillo, Ms. O'Connor, Ms. Sayed-Friel and Ms. Waters. The compensation program of MEDITECH is designed to motivate and retain all of our officers, who are critical to our success, by offering a combination of salary, annual bonus and long-term stock ownership closely reflecting the annual and long-term performance objectives of MEDITECH. We believe our compensation philosophy is sound, and our compensation package provides a strong link between pay and performance. Our longstanding compensation principles of supporting the business strategy, paying for performance, providing competitive compensation and aligning with shareholder interests, remain unchanged.

The Board of Directors values the importance of receiving input from our shareholders on important matters such as the compensation of MEDITECH's named executive officers. For this reason, the Board of Directors has no recommendation on how you should vote in this matter.

NON-BINDING RESOLUTION FOUR: TO SELECT THE FREQUENCY OF A SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF MEDITECH'S NAMED EXECUTIVE OFFICERS

As required under the Dodd-Frank Act, our Board of Directors is also submitting for shareholder consideration the selection, on a non-binding advisory basis, of the frequency of future shareholder non-binding resolutions to approve the compensation paid to our named executive officers.

Accordingly, the resolution will not have any binding legal effect and may not be construed as overruling a decision by MEDITECH or the Board of Directors or to create or imply any change to the fiduciary duties of the Board or its decision regarding the frequency with which MEDITECH submits say-on-pay proposals in the future.

The enclosed Proxy Page gives you four choices on voting on this item. In addition to considering whether future shareholder non-binding resolutions to approve the compensation of MEDITECH's named executive officers should occur every one year, every two years, or every three years, you also may choose to abstain from voting on this item. Once again, the Board of Directors has no recommendation on how you should vote in this matter.

SHAREHOLDER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING

The Board of Directors carefully considers all proposals and suggestions from Shareholders. When adoption is in the best interest of MEDITECH and its Shareholders, and can be accomplished without Shareholder approval, the proposal will be implemented without inclusion in the proxy material or presentation to Shareholders for consideration at the Annual Meeting.

Examples of Shareholder suggestions which have been adopted over the years include improved procedures involving dividend payments and Shareholder disclosure materials, and changes or additions to the proxy material concerning such matters as abstentions from voting and confidentiality of Shareholder voting.

Shareholder proposals submitted for inclusion in MEDITECH's Proxy Statement and Proxy Page for next year's Annual Meeting must be received by MEDITECH at its corporate offices on or before November 24, 2017 and must comply with the rules of the SEC governing the form and content of such proposals, in order to be considered for inclusion in MEDITECH's Proxy Statement and Proxy Page. Any such proposals should be directed to Shannon M. Connell, Secretary, Medical Information Technology, Inc., MEDITECH Circle, Westwood MA 02090.

Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to Shareholder proposals which are not included in MEDITECH's Proxy Statement as described above. However, the discretionary voting authority may be limited as to a proposal that is received by MEDITECH at the above address on or before February 9, 2018 and as to which the proponent satisfies certain SEC requirements.

STOCK PRICE PERFORMANCE

No public trading market exists for MEDITECH's common stock, and accordingly MEDITECH has not prepared a comparative performance graph as such. However, for shareholder reference, shown below are two comparative tables.

Table 1 shows the year-end fair share values of MEDITECH's common stock as determined by MEDITECH's Board of Directors. Because MEDITECH does not believe it can reasonably identify a group of peer issuers, it has instead included for comparative purposes the corresponding year-end values for the S&P 600 small-cap index. This table does not include any dividends received.

Table 1	2011	2012	2013	2014	2015	2016

MEDITECH common	$43.00	$45.00	$45.00	$45.00	$45.00	$45.00
S&P 600 small-cap	415.07	476.57	665.54	695.08	671.74	837.96

Table 2 shows the changes in the relative year-end values assuming an initial investment of $100 in each on December 31, 2011, but includes the reinvestment of dividends received.

Table 2	2011	2012	2013	2014	2015	2016

MEDITECH common	$100.00	$110.98	$118.37	$126.27	$133.90	$141.28
S&P 600 small-cap	$100.00	$115.21	$160.72	$167.96	$164.65	$208.40

The information shown in the above tables is not necessarily indicative of future performance.

OTHER MATTERS

At the time this Proxy Statement was prepared, the Board of Directors knew of no matters to be voted on at the Annual Meeting other than those discussed in this Proxy Statement. If any other matters should properly come before the meeting, the proxy holders have discretionary authority to vote their shares on any such matters according to their best judgment.

Whether or not you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed Proxy Page and mail it in the enclosed envelope which requires no additional postage if mailed in the United States.

By Order of the Board of Directors,

Shannon M. Connell, Secretary
Westwood, Massachusetts
March 24, 2017

MEDICAL INFORMATION TECHNOLOGY, INC.
2017 PROXY PAGE

Shareholders may visit our webpage at www.meditech.com/shareholder/reports.html to access the Proxy Statement, the Proxy Page, the 2016 Annual Report on Form 10-K and other SEC filings.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Shareholder of Medical Information Technology, Inc. ("MEDITECH") hereby appoints A. Neil Pappalardo and Barbara A. Manzolillo, and either of them acting singly, each with full power of substitution, as proxies to cast all votes which the undersigned Shareholder is entitled to cast at the 2017 Annual Meeting of Shareholders of MEDITECH to be held at its corporate office, 1 Constitution Way, Foxborough, Massachusetts 02035, on Monday, April 24, 2017 at 8:30am, and any adjournments or postponements thereof (the "Annual Meeting").

If you sign and return the Proxy Page, the individuals named as proxies will vote your shares following your directions. If you do not indicate any specific choices or "NONE OF THE ABOVE", the proxies will vote your shares for the election of each of the nominees for Director and for the ratification of the selection of Wolf & Company as MEDITECH's Independent Registered Public Accounting Firm for 2017. If any other matters are presented for action at the Annual Meeting, the proxies will vote your shares in their discretion. At the time this Proxy Statement was prepared, the Board of Directors knew of no matters to be voted on at the Annual Meeting other than those discussed in this Proxy Statement.

The undersigned Shareholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of MEDITECH or by attending the Annual Meeting and voting in person by ballot.

The undersigned Shareholder hereby acknowledges receipt of the Formal Notice of Annual Meeting and Proxy Statement. The undersigned Shareholder hereby revokes any proxy or proxies heretofore given.

Please complete, date, sign and return promptly in the enclosed envelope. Please sign exactly as your name appears on the back of this Proxy Page. Joint owners should each sign individually. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized Officer who should state his or her title.

WILL YOU BE ATTENDING THE 2017 ANNUAL MEETING? _____

INDICATE YOUR EMAIL ADDRESS AS WELL AS A CHANGE OF MAILING ADDRESS:

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INDICATE ANY COMMENTS YOU MAY HAVE:

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MEDICAL INFORMATION TECHNOLOGY, INC.
2017 PROXY PAGE

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR ALL SIX NOMINEES LISTED UNDER PROPOSAL 1 AND VOTE FOR PROPOSAL 2. SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED. THE BOARD HAS NO RECOMMENDATION ON PROPOSAL 3 AND 4.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. To elect the following nominees as the six Directors of MEDITECH to serve until the 2018 Annual Meeting of Shareholders and thereafter until their successors are chosen and qualified:

[ ] A. Neil Pappalardo
[ ] Lawrence A. Polimeno
[ ] Howard Messing
[ ] Edward B. Roberts
[ ] Barbara A. Manzolillo
[ ] Stuart M. Lefthes

[ ] NONE OF THE ABOVE

2. To ratify the selection of Wolf & Company as MEDITECH's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017:

[ ] FOR
[ ] AGAINST
[ ] ABSTAIN

3. To approve the compensation of MEDITECH's named executive officers:

[ ] FOR
[ ] AGAINST
[ ] ABSTAIN

4. To select the frequency of a shareholder vote to approve the compensation of MEDITECH's named executive officers:

[ ] 1 YEAR
[ ] 2 YEARS
[ ] 3 YEARS
[ ] ABSTAIN

Please be sure to sign and date this Proxy Page. The undersigned Shareholder authorizes the proxies to vote on the above matters as indicated and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

NAME OF SHAREHOLDER: ____________________________________________

NUMBER OF SHARES AS OF MARCH 24, 2017: ___________________________

SIGNATURE: ________________________________ DATE: ________________